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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2003

Philadelphia Suburban Corporation
(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue Bryn Mawr, Pennsylvania (Address of Principal Executive Offices)	19010-3489 (Zip Code)

Registrant's telephone number, including area code: (610) 527-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On April 3, 2003, Philadelphia Suburban Corporation ("PSC") filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-104290) (the "Registration Statement"). The Commission declared the Registration Statement effective on April 25, 2003. On August 18, 2003, PSC entered into an Underwriting Agreement (the "Underwriting Agreement") relating to the offering of up to 4,600,000 shares (including an over-allotment option for the underwriters to purchase 600,000 shares) of common stock of PSC (the "Shares"). The Underwriting Agreement is attached to this report as Exhibit 1.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  1.1
  Underwriting Agreement, dated August 18, 2003, by and among Philadelphia Suburban Corporation and UBS Securities LLC and A.G. Edwards & Sons, Inc., as representatives of the several underwriters named therein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILADELPHIA SUBURBAN CORPORATION
By:	/s/ ROY H. STAHL Roy H. Stahl Executive Vice President and General Counsel

Dated: August 18, 2003

Exhibit Index

Exhibit
1.1	Underwriting Agreement, dated August 18, 2003, by and among Philadelphia Suburban Corporation and UBS Securities LLC and A.G. Edwards & Sons, Inc., as representatives of the several underwriters named therein.

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SIGNATURE
Exhibit Index